Exhibit 10(iii)

SECURITY AGREEMENT

1.
Grant.  On this   day of May, 2012, Nexia Holdings, Inc., a Utah corporation with its principal place of business at 59 West 100 South, second floor, Salt Lake City, Utah 84101and Green Endeavors, Inc., a Utah corporation with its principal place of business at 59 West 10 South, second Floor, Salt Lake City, Utah 84101 (hereinafter called “Debtors”), for valuable consideration, the receipt of which is acknowledged, grants to Richard D.  Surber, a Utah resident with his principal place of business at 59 West 100 south, second floor, Salt Lake City, Utah 84101 and the CEO and President of Debtors,  (hereinafter called “Secured Party”) a security interest in and mortgages to Secured Party, the following described property and interests in property of Debtor (hereinafter called the “Collateral”):

All inventory, equipment, fixtures, stock ownership, including but not limited to the shares held by Green Endeavors, Inc. in Landis Salon Inc., Lands Salons II, Inc., Landis Salons III Inc. and ownership rights in Landis Experience Center LLC, and any other intangible property and all tangible personal property held by, granted to or owned by the Debtor or that is hereafter acquired by the debtor subject only to purchase money liens held by sellers or grantors of the Debtor.

To secure payment of the following obligations of Debtor to Secured Party (all hereinafter called the “Obligations”):

1.
All obligations and liabilities of Debtor to Secured Party (including without limitation all debts, claims and indebtedness of Secured Party) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, or by oral agreement or operation of law or otherwise, including the numerous guaranty of debts of the Debtors or their related parties by the Secured Party in his personal capacity including but not limited to:

Bank of America Credit Card account ending with ****;
Bank of America Credit Card account ending with ****;
American Express Credit Card account ending with *****;
American Express Credit Card account ending with *****;
American Express Credit Card account ending with *****;
Chase Credit Card account ending with ****;
Bank of America Credit Card account ending with ****;
American Express Credit Card account ending with *****;
Chevron Gas credit account;
Wells Fargo Visa Credit Card account ending with ****;
Capita One Credit Card account ending with ****;
American Express Credit Card account ending with *****;
Citibank Credit Card account ending with ****;
The Home Depot credit card account ending with ****;
Cyprus Credit Union-vehicle loan;
American Express Credit Card account ending with *****;
US Bank Visa Credit Card account ending with ****
US Bank Visa Credit Card account ending with ****;
American Express Credit Card account ending with *****;
American Express Credit Card account ending with *****;
(CREDIT CARD NUMBERS HAVE BEEN REDACTED)

Wasatch Capital Corporation loan with Midland;
Wasatch Capital Corporation loan with Keybank;
Downtown Development Corporation loan with Cyprus Credit Union;
Chase, Larry H Miller loan for Chrysler/Dodge motor vehicle
Chase Bank line of credit secured by residence of Secured Party;
Lease Agreement of Landis Salons, Inc.;
Promissory Note by Landis Experience Center with William and Nina Wolfson;
and for all unpaid compensation owed to Secured Party by Debtors in an amount of $585,512 as of December 31, 2010 or for any such unpaid compensation incurred thereafter.

2.	Warranties and Covenants of Debtor. Debtor warrants and covenants that:

a.
Except for the security interest granted hereby, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as disclosed to the Secured Party, which include Deeds of Trust that secure real property held by subsidiaries of Debtor; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

b.
No Financing Statement covering any of the Collateral or any proceeds thereof is on file in any public office.  The Debtor shall immediately notify the Secured Party in writing of any change in name, address, identity or corporate structure from that shown in this Agreement and shall also upon demand furnish to the Secured Party such further information and shall execute and deliver to Secured Party such financing statements and other documents in form satisfactory to Secured Party and shall do all such acts and things as Secured Party may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Obligations, subject to no adverse liens or encumbrances; and Debtor will pay the cost of filing the same or filing or recording this agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.  A carbon, photographic or other reproduction of this agreement is sufficient as a financing statement.

c.
Debtor will not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Collateral or any interest therein, outside of the normal course of business for the Debtor, without the prior consent of Secured Party.

d.
Debtor shall keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such of the casualties as Secured Party may reasonable require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as Secured Party may approve, losses in all cases to be payable to Secured Party and Debtor as their interests may appear.  All policies of insurance shall provide that Secured Party’s interest therein shall not be invalidated by the act, omission or neglect of anyone other than Secured Party and for at least ten days prior written notice of cancellation to Secured Party.  Debtor shall furnish Secured Party with certificates of such insurance or other evidence satisfactory to Secured Party as to compliance with the provisions of this paragraph.  Secured Party may act as attorney for Debtor in making, adjusting and settling claims under and cancelling such insurance and endorsing Debtor’s name on any drafts drawn by insurers of the Collateral.

e.
Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair, shall not waste or destroy the Collateral or any part thereof, and shall not use the Collateral in violation of any statute, ordinance or policy of insurance thereon.  Secured Party may examine and inspect the Collateral at any reasonable time or times, wherever located.

f.	Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use of operation or upon this Agreement or upon any note or notes evidencing the Obligations.

3.
Additional Rights of Parties.  At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at time levied or placed on the Collateral, may place and pay for insurance on the Collateral upon failure by the Debtor, after having been requested to do so, to provide insurance satisfactory to the Secured Party, and may pay for the maintenance, repair, and preservation of the Collateral.  To the extent permitted by applicable law, Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization.  Until default Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

4.
Events of Default.  Debtor shall be in default under this agreement upon the occurrence of any of the following events or conditions, namely:  (a)  default in the payment or performance of any of the Obligations or of any covenants or liabilities contained or referred to herein or in any of the Obligations; (b)  any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor proving to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction sale or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;  (d) dissolution, termination of existence, filing by Debtor or by any third party against Debtor of any petition under any Federal bankruptcy statue, insolvency, business failure, appointment of a receiver of any part of the property of, or assignment for the benefit of creditors by, Debtor; or (e) the occurrence of an event of default in any agreement between Debtor and/or Secured Party and its related entities.

5.
Remedies.  UPON DEFAULT AND AT ANY TIME THEREAFTER, SECURED PARTY MAY DECLARE ALL OBLIGATIONS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE AND SHALL HAVE THE REMIDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE OF UTAH, including without limitation the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Debtor can give authority therefor, with or without judicial process, enter (if this can be done without breach of the peace), upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the Uniform Commercial Code of the State of Utah); and the Secured Party shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Debtor’s right of redemption in satisfaction of the Debtor’s Obligations as provided in the UCC of the State of Utah.  Secured party without removal may render the Collateral unusable and dispose of the Collateral on the Debtor’s premises.  Secured Party may require Debtor to assemble the Collateral and make it available to Secured Part for possession at a place to be designated by Secured Party which is reasonably convenient to both parties.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor at least 5 days’ notice of the time and place of public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this agreement at least ten days before the time of the sale or disposition.  Secured Party may buy at any public sale.  The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and reasonable attorney’s fees and legal expenses incurred by Secured Party, shall be applied in satisfaction of the Obligations secured hereby.  The Secured Party will account to the Debtor for any surplus realized on such disposition and the Debtor shall remain liable for any deficiency.  The remedies of the Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code of the State of Utah shall not be construed as a waiver of any of the other remedies of the Secured Party so long as any part of the Debtor’s Obligation remains unsatisfied.

6.
General.  No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion.  All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligation of Debtor shall bind its successors or assigns.  This agreement shall become effective when it is signed by Debtor.

All rights of the Secured Party in, to and under this agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof.  The Debtor agrees that if the Secured Party gives notice to the Debtor of an assignment of said rights, upon such notice the liability of the Debtor to the assignee shall be immediate and absolute.  The Debtor will not set up any claim against the Secured Party as a defense, counterclaim or set-off to any action brought by any such assignee for the unpaid balance owed hereunder or for the possession of the Collateral, provided that Debtor shall not waive hereby any right of action to the extent that waiver thereof is expressly made unenforceable under applicable law.
If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

Secured Party:	Debtor:
Richard D. Surber	Nexia Holdings, Inc.
By: /s/ Richard Surber	By: /s/ Adrienne Bernstein
Its: Director
Debtor:
Green Endeavors, Inc.
By: /s/ Logan Fast
Its Vice President.